UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: February 1, 2024
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, Texas 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On February 1, 2024, Tenet Healthcare Corporation (the “Company”), announced that, although the Company’s financial statement close process is not yet fully completed, the Company currently estimates that its Adjusted EBITDA for the year ended December 31, 2023, will be above the high end of its current Adjusted EBITDA guidance range after normalizing for the recognition of $52 million aggregate pre-tax income in the fourth quarter associated with Medicaid supplemental revenue program adjustments in California and Texas.
The Company’s actual results for the year ended December 31, 2023 may differ from such preliminary estimates and additional developments and adjustments may arise between now and the time the financial information for this period is finalized. The Company currently expects to report complete results for the year ended December 31, 2023 on February 8, 2024.
The Company has not finalized all the data to be able to reconcile certain forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures without unreasonable efforts due to uncertainty in predicting certain items.
Reconciliations of non-GAAP measures, such as Adjusted EBITDA, to the most comparable GAAP measures and management’s reasoning for using them are included in the Company’s earnings press release dated October 30, 2023, which is available on the investor relations section of the Company’s website at www.tenethealth.com/investors. Investors are encouraged to read these detailed financial disclosures and reconciliations.
The information contained in this Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.
On February 1, 2024, the Company issued a press release announcing the anticipated sale of four hospitals located in California (Fountain Valley Regional Hospital and Medical Center, Lakewood Regional Medical Center, Los Alamitos Medical Center and Placentia Linda Hospital) and certain related operations (the “Divested Facilities”) for (1) $975 million in cash (after-tax proceeds of approximately $800 million) and (ii) the retention of net working capital related to the pre-closing operations of the Divested Facilities estimated to be approximately $130 million (the “Transaction”). A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
For the year ended December 31, 2023, the four hospitals and related operations included in the sale generated revenues of approximately $1 billion, pre-tax income of approximately $29 million and Adjusted EBITDA of approximately $71 million, excluding interest expense of approximately $3 million, and depreciation and amortization expense of approximately $39 million. The Company estimates recording a pre-tax book gain of approximately $500 million as a result of this anticipated transaction. In addition, the Company estimates that as a result of the pre-tax book gain, the Company's income tax expense would be favorably impacted in 2024 by approximately $40 million due to a reduction in interest expense limitations.
The information contained in this Item 7.01 and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On February 1, 2024, the Company and certain of its subsidiaries announced entering into a definitive agreement (the “Asset Sale Agreement”) for the sale of four hospitals located in California (Fountain Valley Regional Hospital and Medical Center, Lakewood Regional Medical Center, Los Alamitos Medical Center and Placentia Linda Hospital) and certain related operations to UCI Health (“Purchaser”). Subject to the terms and conditions in the Asset Sale Agreement, the Company has agreed to sell these assets for (1) $975 million in cash (subject to customary purchase price adjustments) and (ii) the retention of net working capital related to the pre-closing operations of the Divested Facilities. The Transaction is not subject to a financing contingency.
The Asset Sale Agreement includes customary representations, warranties, covenants and termination provisions for each of the parties, as well as certain indemnities. The completion of the Transaction is subject to closing conditions, including but not limited to certain regulatory or governmental filings and approvals having been made or obtained, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. This transaction is anticipated to close in the spring of 2024.

Cautionary Statement
This report contains “forward-looking statements” - that is, statements that relate to future, not past, events. In this context, forward-looking statements often address the Company’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “assume,” “believe,” “budget,” “estimate,” “forecast,” “intend,” “plan,” “predict,” “project,” “seek,” “see,” “target,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could cause the Company’s actual results to be materially different than those expressed in the Company’s forward-looking statements include, but are not limited to, the factors disclosed under “Forward-Looking Statements” and “Risk Factors” in our Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on February 1, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: February 1, 2024	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary